UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2017

KNIGHT KNOX DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Fitzwiliam Street Upper, Dublin 2 Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +353 (1) 443 3527

Kemp House, City Road, London England EC1V 2NX
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

On January 19, 2017, a majority of stockholders of our company and our board of directors approved a change of name of our company from Knight Knox Development Corp. to Reactive Medical Inc. and an increase to our authorized capital from 75,000,000 shares of common stock, par value $0.001 to 150,000,000 shares of common stock, par value $0.001 and 50,000,000 shares of preferred stock, par value $0.001.

A Certificate of Amendment is currently being filed with the Nevada Secretary of State with an effective date of February 10, 2017.

The amendment is currently being reviewed by the Financial Industry Regulatory Authority (“FINRA”). We will announce the completion of the FINRA review and the effectiveness of the amendment on the market by filing a Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT KNOX DEVELOPMENT CORP.

/s/ Peter O'Brien
Peter O'Brien
President

Date: February 3, 2017

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